SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 3, 2000

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                           SCHEIN PHARMACEUTICAL, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-14019                11-2726505
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
incorporation or organization)                               identification no.)



   100 Campus Drive, Florham Park, NJ                               07932
(Address of principal executive offices)                         (Zip code)

       Registrant's telephone number, including area code: (973) 593-5500


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Item 5.           Other Events

                  On May 3, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1. Among other things, the press release announced that the Registrant entered into the settlement agreement attached hereto as
Exhibit 99.2.

Item 7.       Exhibits

99.1          Press Release dated May 3, 2000.

99.2          Settlement  Agreement,  dated May 1,  2000,  by and  among  Schein
              Pharmaceutical, Inc., Marvin H. Schein, individually and as trustee of multiple trusts created by Mr. Schein, and Irving H. Shafran, as trustee of multiple trusts created by and for the benefit of Pamela H. Schein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SCHEIN PHARMACEUTICAL, INC.


                                          By: /s/ Whitney K. Stearns, Jr.
                                              ----------------------------------
                                          Name:  Whitney K. Stearns, Jr.
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

Date:  May 4, 2000